[Logo]
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

                    MFS(R) RESEARCH
                    INTERNATIONAL FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 1998

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998

                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

                               On February 2, 1998, Keith Brodkin, a friend and
                               leader to everyone at MFS, died unexpectedly at
                               age 62. His thoughtful letters to shareholders on
[Photo of A. Keith Brodkin]    the markets and economy have been an integral
                               part of MFS shareholder reports like this one for many years.

                               Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Director of Research ................................  4
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Trustees and Officers ..................................................... 29

------------------------------------------------------------------------------
   HIGHLIGHTS
------------------------------------------------------------------------------

o FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 10.11%, CLASS B SHARES 10.01%, CLASS C SHARES 10.11%, AND CLASS I SHARES 10.22%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE FUND BENEFITED FROM INVESTMENTS IN THE EUROPEAN FINANCIAL SERVICES SECTOR, WHICH WAS HELPED BY POSITIVE EARNINGS SURPRISES AND RE-RATINGS DRIVEN BY CONSOLIDATION.

o HOLDINGS IN JAPAN, INCLUDING SONY, CANON, AND TDK, HAVE DOMINANT FRANCHISES AND HAVE FURTHER IMPROVED THEIR COMPETITIVENESS AS THE YEN HAS WEAKENED.

o IN SOUTHEAST ASIA, THE FUND'S WEIGHTING IS RELATIVELY LOW AND IS CONCENTRATED IN FINANCIAL SERVICES COMPANIES WHOSE ASSET QUALITIES ARE GOOD AND WHOSE VALUATIONS HAVE MOVED TO EXTRAORDINARILY LOW LEVELS.

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NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
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LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders:

As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first several weeks of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, other, unforeseen events can trigger fairly extended periods during which prices decline or remain relatively flat. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames

    Chairman and Chief Executive Officer
    MFS Investment Management

    March 16, 1998

JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

A DISCUSSION WITH THE DIRECTOR OF RESEARCH

[Photo of Keven R. Parke]
    Kevin R. Parke

For the six months ended February 28, 1998, Class A shares of the Fund provided a total return of 10.11%, Class B shares 10.01%, Class C shares 10.11%, and Class I shares 10.22%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to an 8.46% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged index of international stocks.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

A. Good stock picking is the main reason. In Europe, investments in the financial services sector performed very well, benefiting from positive earnings surprises and re-ratings driven by consolidation. Several investments in the chemical and pharmaceutical sectors also added to performance as those companies restructured, resulting in a significant improvement in earnings. In Japan, we concentrated investments in the export sector, in which companies like Canon and Sony benefited from a weaker yen and significantly outperformed the market.

Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT OF THE PAST SIX MONTHS, PARTICULARLY AS IT RELATES TO THE FUND?

A. The environment has generally been positive, with a few bumps caused by the turmoil in Asia. In the United Kingdom and Europe, inflation is under control, interest rates remain low, and economic growth has accelerated. Add to that an increased focus on improving shareholder value, and you have a very positive environment for the equity markets. The story is somewhat different in Asia. The local economy in Japan remains depressed and, outside of the export-oriented companies, corporate earnings visibility is very poor. In Southeast Asia, devalued currencies and large foreign debt exposure have caused a spike in inflation and an economic contraction. Investing in Southeast Asia has shifted from finding companies with significant growth potential to finding companies that can manage their way through this turmoil.

Q. COULD YOU DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY, IN TERMS OF WHAT YOU LOOK FOR IN GLOBAL MARKETS AND STOCKS?

A. The Fund has a growth orientation. The analysts look for companies with dominant positions in their particular markets that are able to grow earnings at above-market rates. We like sustainable earnings growth of 15% or above, trading at a price-to-earnings (P/E) ratio or cash flow multiple that is less than the growth rate. The analysts are willing to look at turnaround stories and opportunities in which they think assets are significantly undervalued; however, the primary emphasis is on growth.

Q. COULD YOU TALK ABOUT HOW THE RESEARCH PROCESS WORKS TO SELECT STOCKS FOR THIS FUND?

A. The basic premise of the investment process is to give a team of analysts who are experts in particular sectors the flexibility to invest in their best ideas in their particular industries. The committee of analysts meets on a weekly basis to discuss the current investment environment and to evaluate proposed changes to regional and sector weightings. New ideas are presented by individual analysts and are critically evaluated by the committee. Ideas approved by a majority of the committee are included in the portfolio and a corresponding sale is agreed upon. The overriding goal is to make sure that at any given point in time the portfolio includes only the best ideas of each analyst.

Q. LET'S TALK ABOUT SOME OF THE MAJOR MARKETS IN WHICH THE FUND IS INVESTED, STARTING WITH EUROPE.

A. The story in Europe is earnings growth. Earnings are strong and, although valuations aren't particularly cheap from a historical standpoint, Europe remains attractive relative to the United States and Japan. This is especially true given the current low interest-rate environment. Going forward, we expect more of the same. Companies are increasingly focused on cutting costs and restructuring their business to increase shareholder value, and they should have the wind at their backs with economic growth accelerating.

Q.  WHAT ABOUT ASIA?

A. Starting in Japan, some of the better performers have been Sony, Canon, and TDK. These companies have dominant franchises around the world and, helped by the weaker yen, have seen significant growth in volumes. While the turmoil in Southeast Asia could cause a slowdown in demand, as long as we don't see a significant appreciation in the yen, exporters should continue to benefit from the strong economies in the United States and Europe. The Fund remains significantly underweighted in the financial services sector in Japan. Valuations have already factored in a recovery in the property market and the economy, both of which the analysts regard as suspect. In Southeast Asia, our weighting is relatively low. We have concentrated on some of the financial services companies where asset quality is good and valuations are attractive. For example, Overseas Union Bank in Singapore is trading at just over book value versus a historical level of two times book value. This is a strong bank in a very solid financial system. In Hong Kong, HSBC is a similar story. We believe these companies are poised to take advantage of the turmoil and buy assets in the region at below-market prices, ultimately improving their positions over the long term.

Q.  ANYTHING IN LATIN AMERICA?

A. About 5% of the Fund's assets are in Latin America, with the most significant position being Telebras ("Telecomunicacoes Brasileiras"). Telebras is a play on the underpenetration of telephones in Brazil and will also benefit from privatization, which we think will unlock significant value. We also have a large position in CAN TV ("Compania Anonima Nacional Telefonos de Venezuela"), which has excellent earnings growth potential and is one of the cheapest telecommunications companies in the region.

Q. COULD YOU TALK ABOUT SOME STOCKS OR COUNTRIES THAT PERFORMED BETTER THAN YOU EXPECTED, AND WHY YOU THINK THEY DID WELL?

A. In Europe, companies in the financial services sector such as Lloyds TSB in the United Kingdom, Anglo Irish Bank in Ireland, and Skandia in Sweden have done very well. Earnings growth and valuations continue to rise as consolidation gathers momentum.

Q. NOW, WHAT ABOUT SOME STOCKS OR COUNTRIES THAT HAVE NOT DONE AS WELL AS YOU WOULD HAVE LIKED?

A. In Japan, some of the domestically oriented stocks, particularly Nippon Broadcasting, have been a drag on performance. The company, which was one of the Fund's larger positions, has been hurt by a weak domestic economy, resulting in lower-than-expected advertising revenues.

Q.  WHAT DO YOU SEE AS THE BIGGEST RISK TO THE FUND GOING FORWARD?

A. Although the Fund is somewhat underweighted in Japan, it is more heavily invested in the export-oriented companies. Strengthening of the Japanese yen could make things more difficult for exporters. Volume could also be negatively impacted by weakness in the Southeast Asian economies. Also, if there is a pickup in the Japanese economy, some of the domestically oriented companies we've avoided, in areas such as construction and financial services, could do well. Finally, there's the question of how much further the financial services sector will go in Europe. Valuations have increased to a point that a significant rise in interest rates could put some pressure on those stocks.

Q. WHAT KIND OF ENVIRONMENT DO THE ANALYSTS SEE GOING FORWARD, AND HOW MIGHT THIS AFFECT SOME OF THEIR INVESTMENT DECISIONS?

A. The environment in Europe continues to look good and is still presenting good values and surprises in earnings growth. The analysts believe that's going to continue, given the low inflation, moderate interest rates, and restructurings going on there. We're looking for opportunities to add to our Southeast Asian holdings as the situation in the region stabilizes. We think the worst is over, particularly in Hong Kong and Singapore and, despite the bounce in the markets this year, many companies with clean balance sheets and solid franchises are still trading at discounts to their fair values. The focus remains on globally oriented companies that can offset weakness at home with exports to the United States and Europe.

  /s/ Kevin R. Parke

      Kevin R. Parke
      Director of Research

The opinions expressed in this report are those of the Director of Research and are only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

FUND FACTS

OBJECTIVE:                 SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     JANUARY 2, 1997

CLASS INCEPTION:          CLASS A  JANUARY 2, 1997
                          CLASS B  JANUARY 2, 1998
                          CLASS C  JANUARY 2, 1998
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $3.1 MILLION NET ASSETS AS OF FEBRUARY 28, 1998

PERFORMANCE SUMMARY

Because mutual funds like MFS(R) Research International Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                                    Life of
                                          6 Months       1 Year        Fund*
------------------------------------------------------------------------------
Cumulative Total Return                    +10.11%      +22.53%      +20.69%
------------------------------------------------------------------------------
Average Annual Total Return                   --        +22.53%      +17.66%
------------------------------------------------------------------------------
SEC Results                                   --        +16.72%      +12.80%
------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                                    Life of
                                          6 Months       1 Year        Fund*
------------------------------------------------------------------------------
Cumulative Total Return                    +10.01%      +22.41%      +20.58%
------------------------------------------------------------------------------
Average Annual Total Return                   --        +22.41%      +17.57%
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SEC Results                                   --        +18.41%      +14.18%
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*For the period from the commencement of the Fund's investment operations,
 January 2, 1997, through February 28, 1998.

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                                    Life of
                                          6 Months       1 Year        Fund*
------------------------------------------------------------------------------
Cumulative Total Return                    +10.11%      +22.53%      +20.69%
------------------------------------------------------------------------------
Average Annual Total Return                   --        +22.53%      +17.66%
------------------------------------------------------------------------------
SEC Results                                   --        +21.52%      +17.66%
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CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                                    Life of
                                          6 Months       1 Year        Fund*
------------------------------------------------------------------------------
Cumulative Total Return                    +10.22%      +22.64%      +20.79%
------------------------------------------------------------------------------
Average Annual Total Return                   --        +22.64%      +17.75%
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*For the period from the commencement of the Fund's investment operations,
 January 2, 1997, through February 28, 1998.

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B and Class C shares are available as of January 2, 1998. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1998

LARGEST EQUITY SECTORS

Miscellaneous                                      8.0%
  (Conglomerates, special products/services)
Utilities & Communications                         9.0%
Consumer Staples                                   9.0%
Technology                                        11.0%
Financial Services                                20.0%
Other Sectors                                     43.0%

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 EQUITY HOLDINGS

NOVARTIS AG  2.3%                      BENCKISER N.V.  1.9%
Swiss pharmaceutical company           Dutch cleaning products manufacturer

BRITISH PETROLEUM PLC  2.1%            WELLA AG  1.9%
British oil exploration and            German cosmetics and
production company                     toiletries manufacturer

ING GROEP N.V.  2.1%                   HENKEL KGAA  1.8%
Dutch bank                             German consumer products company

SECOM CO.  2.1%                        CANADIAN NATIONAL RAILWAY CO.  1.8%
Japanese security services company     Canadian railway/transportation company

LUCASVARITY PLC  1.9%                  SKANDIA FORSAKRINGS AB  1.8%
British auto component manufacturer    Swedish multiline insurance company

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1998

Stocks - 97.0%
------------------------------------------------------------------------------------------
ISSUER                                                               SHARES         VALUE
------------------------------------------------------------------------------------------
Foreign Stocks - 95.8%
  Australia - 0.9%
    QBE Insurance Group Ltd. (Insurance)                              6,442    $   26,606
------------------------------------------------------------------------------------------
  Austria - 0.5%
    Austria Tabak AG (Tobacco)*                                         280    $   14,984
------------------------------------------------------------------------------------------
  Brazil - 3.8%
    Cia Cervejaria Brahma, ADR (Beverages)                            1,400    $   21,000
    Hunter Douglas N.V., ADR (Consumer Goods and
      Services)*                                                        850        36,785
    Souza Cruz Cia (Tobacco)                                          1,300        11,342
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                              382        46,771
                                                                               ----------
                                                                               $  115,898
------------------------------------------------------------------------------------------
  Canada - 2.2%
    Canadian National Railway Co. (Railroads)                           873    $   54,235
    Legacy Hotel Real Estate Investment Trust (Real
      Estate)*##                                                      1,900        12,407
                                                                               ----------
                                                                               $   66,642
------------------------------------------------------------------------------------------
  Chile - 0.8%
    Chilectra S.A., ADR (Utilities - Electric)                          885    $   23,895
------------------------------------------------------------------------------------------
  Czechoslovakia - 0.8%
    Tabak AS (Tobacco)                                                  100    $   24,665
------------------------------------------------------------------------------------------
  Finland - 1.3%
    Huhtamaki Oy Group (Conglomerate)                                   350    $   16,976
    TT Tieto Oy (Computer Software - Systems)                           155        23,512
                                                                               ----------
                                                                               $   40,488
------------------------------------------------------------------------------------------
  France - 6.1%
    Alcatel Alsthom Compagnie (Telecommunications)                      200    $   26,029
    Compagnie Generale de Geophysique S.A., ADR
      (Oil Services)*                                                 1,700        35,913
    Dassault Systemes S.A. (Computer Software - Systems)                850        34,360
    Sanofi (Medical and Health Products)                                300        34,015
    TOTAL SA, "B" (Oils)                                                150        16,465
    TV Francaise (Broadcasting)                                         270        29,283
    Union des Assurances Federales S.A. (Insurance)                      90        12,364
                                                                               ----------
                                                                               $  188,429
------------------------------------------------------------------------------------------
  Germany - 6.4%
    Adidas-Salomon AG (Apparel and Textiles)                             96    $   15,027
    Dis Deutscher Industries (Business Service)*                        430        18,724
    Henkel KGaA (Chemicals)                                             838        54,272
    Phoenix AG (Auto Parts)                                           1,125        23,563
    SAP AG, Preferred (Computer Software - Systems)                      69        28,447
    Wella AG (Cosmetics)                                                 75        56,220
                                                                               ----------
                                                                               $  196,253
------------------------------------------------------------------------------------------
  Greece - 1.7%
    Athens Medic Center, GDR (Medical and Health
      Technology and Services)                                        1,350    $   20,613
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                            1,180        23,394
    Papastratos Cigarettes S.A., GDR (Consumer Goods and
      Services)                                                         500         8,522
                                                                               ----------
                                                                               $   52,529
------------------------------------------------------------------------------------------
  Hong Kong - 1.9%
    Hutchison Whampoa (Real Estate)                                   4,000    $   28,286
    Li & Fung Ltd. (Wholesale)                                        9,000        13,601
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                       5,600        15,189
                                                                               ----------
                                                                               $   57,076
------------------------------------------------------------------------------------------
  Hungary - 0.9%
    Magyar Tavkozlesi Rt. (Telecommunications)*                       1,100    $   28,462
------------------------------------------------------------------------------------------
  Ireland - 3.4%
    Allied Irish Banks (Banks and Credit Cos.)*                       3,927    $   50,720
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*              21,675        52,779
                                                                               ----------
                                                                               $  103,499
------------------------------------------------------------------------------------------
  Italy - 5.2%
    Banca Carige S.p.A. (Banks and Credit Cos.)                         800    $    7,167
    Banca Nazionale del Lavoro (Banks and Credit Cos.)                  300         7,013
    ERG S.p.A. (Oils)*                                                3,600        15,844
    Gucci Group N.V. (Apparel and Textiles)                             304        12,749
    Industrie Natuzzi S.p.A., ADR (Consumer Goods and
      Services)                                                       1,174        28,543
    Instituto Nazionale delle Assicurazioni (Insurance)              10,525        28,606
    Telecom Italia S.p.A. (Telecommunications)*                       6,200        42,196
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                            6,035        17,719
                                                                               ----------
                                                                               $  159,837
------------------------------------------------------------------------------------------
  Japan - 16.4%
    Aeon Credit Service Co. Ltd. (Financial Services)                   360    $   18,410
    Bridgestone Corp. (Tire and Rubber)                               1,000        23,108
    Canon, Inc. (Office Equipment)                                    1,000        22,949
    Fuji Photo Film Co Ltd., ADR (Photographic Products)                600        23,700
    Fujimi Inc. (Electronics)                                           400        18,741
    Keyence Corp. (Electronics)                                         110        16,160
    Kinki Coca-Cola Bottling Co. (Beverages)                          2,000        23,346
    Kirin Beverage Corp. (Beverages)                                  2,000        37,958
    Nippon Broadcasting (Broadcasting)                                1,000        49,234
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                          2        18,423
    NTT Data Communications Systems Co.
      (Telecommunications)                                                1        48,678
    Osaka Sanso Kogyo Ltd. (Chemicals)                                6,000        13,102
    Secom Co. (Consumer Goods and Services)                           1,000        62,495
    Sony Corp. (Electronics)                                            300        27,158
    Sony Corp., A.D.R. (Electronics)                                    300        27,131
    Takeda Chemical Industries (Pharmaceuticals)                      1,000        27,793
    Terumo Corp. (Pharmaceuticals)                                    1,000        14,135
    Toppan Forms (Printing and Publishing)*                           1,000         9,211
    Ushio, Inc. (Electronics)                                         3,000        23,799
                                                                               ----------
                                                                               $  505,531
------------------------------------------------------------------------------------------
  Malaysia - 1.1%
    New Straits Times Press Berhad (Printing and
      Publishing)                                                    10,000    $   15,489
    Tanjong PLC (Entertainment)                                       8,000        18,370
                                                                               ----------
                                                                               $   33,859
------------------------------------------------------------------------------------------
  Netherlands - 10.1%
    Akzo Nobel N.V. (Chemicals)                                         260    $   52,801
    Benckiser N.V. (Consumer Goods and Services)*                     1,320        56,673
    Brunel International N.V. (Human Resources)*                      1,500        36,675
    Computer Services (Computer Software - Services)*                 2,000        28,851
    Fugro N.V. (Engineering)*                                           400        12,283
    IHC Caland N.V. (Transportation)*                                   250        14,511
    ING Groep N.V. (Financial Services)*                              1,200        63,550
    Koninklijke Ten Cate (Conglomerate)*                              1,355        44,460
                                                                               ----------
                                                                               $  309,804
------------------------------------------------------------------------------------------
  Peru - 1.0%
    Telefonica del Peru S.A., ADR (Telecommunications)                1,670    $   31,626
------------------------------------------------------------------------------------------
  Philippines - 0.1%
    Alsons Cement Corp. (Building Materials)##                       41,500    $    2,285
------------------------------------------------------------------------------------------
  Portugal - 3.8%
    Banco Espirito Santo e Comercial de Lisboa S.A. (Banks
      and Credit Cos.)                                                  700    $   28,410
    Banco Totta E Acores (Banks and Credit Cos.)                      1,575        43,651
    Portugal Telecom S.A. (Utilities - Telephone)                       600        31,452
    Telecel - Comunicacaoes Pessoais S.A.
      (Telecommunications)*                                             110        14,637
                                                                               ----------
                                                                               $  118,150
------------------------------------------------------------------------------------------
  Singapore - 1.5%
    Hong Leong Finance Ltd. (Finance)+                                3,000    $    3,710
    Mandarin Oriental International Ltd. (Restaurants and
      Lodgings)*                                                     22,000        18,370
    Overseas Union Bank (Finance)                                     4,000        15,085
    Singapore Land Ltd. (Conglomerate)                                3,000         8,420
                                                                               ----------
                                                                               $   45,585
------------------------------------------------------------------------------------------
  Spain - 1.7%
    Abengoa S.A. (Construction)                                         410    $   22,266
    Acerinox S.A. (Iron and Steel)                                      209        31,442
                                                                               ----------
                                                                               $   53,708
------------------------------------------------------------------------------------------
  Sweden - 5.4%
    Ericsson LM, "B" (Telecommunications)                               405    $   18,428
    Securitas AB, "B" (Commercial Services)                             775        23,492
    Skandia Forsakrings AB (Insurance)                                  950        53,675
    Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                  846        26,014
    Volvo AB, "B" (Automobiles)                                       1,700        46,006
                                                                               ----------
                                                                               $  167,615
------------------------------------------------------------------------------------------
  Switzerland - 3.2%
    Julius Baer Holdings (Banks and Credit Cos.)                          7    $   16,185
    Kuoni Reisen Holdings AG (Transportation)                             3        12,275
    Novartis AG (Pharmaceuticals)                                        38        69,485
                                                                               ----------
                                                                               $   97,945
------------------------------------------------------------------------------------------
  United Kingdom - 15.1%
    Bank of Scotland (Banks and Credit Cos.)*                         2,100    $   23,927
    British Aerospace PLC (Aerospace and Defense)*                    1,311        41,155
    British Petroleum PLC (Oils)*                                     4,616        63,644
    Corporate Services Group PLC (Business Services)                  3,000        11,896
    HSBC Holdings PLC (Financial Services)*                           1,200        36,842
    HSBC Holdings PLC (Financial Services)*                             400        11,573
    Jarvis Hotels PLC (Restaurants and Lodging)+                     10,900        29,591
    Jba Holdings (Computer Systems - Software)                          350         4,002
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                 4,404        27,824
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                     2,996        45,054
    LucasVarity PLC (Automotive)                                     14,900        57,365
    PowerGen PLC (Utilities - Electric)*                              2,113        29,498
    Sema Group PLC (Computer Software - Systems)                        400        12,866
    Tomkins PLC (Conglomerate)                                        5,100        29,452
    Williams Holdings (Conglomerate)                                  7,100        41,470
                                                                               ----------
                                                                               $  466,159
------------------------------------------------------------------------------------------
  Venezuela - 0.5%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)                                              409    $   14,494
------------------------------------------------------------------------------------------
Total Foreign Stocks                                                           $2,946,024
------------------------------------------------------------------------------------------
U.S. Stocks - 1.2%
  Medical and Health Products - 0.9%
    American Home Products Corp.                                        300    $   28,125
------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Global TeleSystems Group, Inc.*                                     200    $    7,325
------------------------------------------------------------------------------------------
Total U.S. Stocks                                                              $   35,450
------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,745,099)                                     $2,981,474
------------------------------------------------------------------------------------------
Short-Term Obligation - 3.9%
------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
                                                              (000 OMITTED)
------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 3/02/98, at Amortized Cost          $   120    $  119,981
------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,865,080)                                $3,101,456
Other Assets, Less Liabilities - (0.9)%                                           (26,552)
------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                            $3,074,904
------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
FEBRUARY 28, 1998

------------------------------------------------------------------------------
Assets:
  Investments, at value (identified Cost, $2,865,080)           $3,101,456
  Cash                                                               4,122
  Foreign currency, at value (identified cost, $929)                   920
  Receivable for Fund shares sold                                    4,798
  Receivable for investments sold                                   60,363
  Dividends and interest receivable                                  3,019
  Other assets                                                       6,662
                                                                ----------
    Total assets                                                $3,181,340
                                                                ----------
Liabilities:
  Payable for investments purchased                             $   94,654
  Net payable for forward currency exchange contracts to sell        1,129
  Payable to affiliates -
    Management fee                                                     167
    Shareholder servicing agent fee                                     20
    Distribution and service fee                                       625
    Administration fee                                                   3
  Accrued expenses and other liabilities                             9,838
                                                                ----------
      Total liabilities                                         $  106,436
                                                                ----------
Net assets                                                      $3,074,904
                                                                ==========
Net assets consist of:
  Paid-in capital                                               $2,847,764
  Unrealized appreciation on investments and translation of
    assets
    and liabilities in foreign currencies                          235,174
  Accumulated distributions in excess of net realized gain on investments and
    foreign currency transactions                                   (1,359)
  Accumulated distributions in excess of net investment
    income                                                          (6,675)
                                                                ----------
      Total                                                     $3,074,904
                                                                ==========
Shares of beneficial interest outstanding                        283,280
                                                                 =======
Class A shares:
  Net asset value per share
    (net assets of $1,470,802 / 135,523 shares of beneficial
     interest outstanding)                                       $10.85
                                                                 ======
  Offering price per share (100 / 94.25)                         $11.51
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $90,521 / 8,351 shares of beneficial
     interest outstanding)                                       $10.84
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $119,754 / 11,037 shares of beneficial
     interest outstanding)                                       $10.85
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $1,393,827 /
    128,369 shares of beneficial interest outstanding)           $10.86
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

 See notes to financial statements

Statement of Operations (Unaudited)

-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1998

------------------------------------------------------------------------------

Net investment income:
  Income -

      Dividends                                             $  11,131
      Interest                                                  3,491
      Foreign taxes withheld                                     (840)
                                                            ---------
        Total investment income                             $  13,782
                                                            ---------
  Expenses -

    Management fee                                          $  12,571
    Shareholder servicing agent fee                               507
    Distribution and service fee - Class A                      2,097
    Distribution and service fee - Class B                         63
    Distribution and service fee - Class C                         70
    Administrative fee                                            170
    Auditing fees                                               7,450
    Postage                                                       157
    Printing                                                    7,444
    Legal fees                                                    654
    Custodian fee                                               4,826
    Registration fees                                          44,561
                                                            ---------
        Total expenses                                      $  80,570
    Fees paid indirectly                                         (150)
    Preliminary reduction of expenses by investment
      adviser and distributor                                 (60,072)
                                                            ---------
      Net expenses                                          $  20,348
                                                            ---------
        Net investment loss                                 $  (6,566)
                                                            ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $   2,114
    Foreign currency transactions                                (515)
                                                            ---------
      Net realized gain on investments and foreign
        currency transactions                               $   1,599
                                                            ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                             $ 284,237
    Translation of assets and liabilities in foreign
       currencies                                                (730)
                                                            ---------
      Net unrealized gain on investments and foreign
        currency translation                                $ 283,507
                                                            ---------
        Net realized and unrealized gain on investments
           and foreign currency                             $ 285,106
                                                            ---------
          Increase in net assets from operations            $ 278,540
                                                            =========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                PERIOD ENDED
                                                             FEBRUARY 28, 1998            AUGUST 31, 1997*
                                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -

  Net investment income (loss)                                      $   (6,566)                 $   10,672
  Net realized gain on investments and foreign currency
    transactions                                                         1,599                     239,440
  Net unrealized gain (loss) on invesments and foreign
    currency translation                                               283,507                     (48,333)
                                                                    ----------                  ----------
    Increase in net assets from operations                          $  278,540                  $  201,779
                                                                    ----------                  ----------
Distributions declared to shareholders -

  From net investment income (Class A)

                                                                     $  (5,532)                 $     --
  From net investment income (Class I)                                  (5,140)                       --
  In excess of net investment income (Class A)                             (56)                       --
  In excess of net investment income (Class I)                             (53)                       --
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            (124,943)                       --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                            (116,096)                       --
  In excess of realized gain on investments and foreign
    currency transactions (Class A)                                       (704)                       --
  In excess of realized gain on investments and foreign
    currency transactions (Class I)                                       (655)                       --
                                                                    ----------                  ----------
      Total distributions declared to shareholders

                                                                    $ (253,179)                 $     --
                                                                    ----------                  ----------
        Net increase in net assets from Fund share
          transactions                                              $  713,455                  $2,134,309
                                                                    ----------                  ----------
      Total increase in net assets                                  $  738,816                  $2,336,088
Net assets:
  At beginning of period                                             2,336,088                       --
                                                                    ----------                  ----------

At end of period (including accumulated undistributed net
investment income (loss) of ($6,675) and $10,672,
respectively)                                                       $3,074,904                  $2,336,088
                                                                    ==========                  ==========

* For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS                      PERIOD
                                                                           ENDED                       ENDED
                                                               FEBRUARY 28, 1998            AUGUST 31, 1997*
                                                                     (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                                                         CLASS A
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $10.95                      $10.00
                                                                          ------                      ------
Income from investment operations# -
  Net investment income (loss)(S)                                         $(0.03)                     $ 0.06
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                   1.02                        0.89
                                                                          ------                      ------
      Total from investment operations                                    $ 0.99                      $ 0.95
                                                                          ------                      ------
Less distributions declared to shareholders -
  From net investment income                                              $(0.04)                     $  --
  In excess of net investment income                                       (0.01)                        --
  From net realized gain on investments and foreign
    currency transactions                                                  (0.99)                        --
  In excess of net realized gain on investments and foreign
    currency transactions                                                  (0.05)                        --
                                                                          ------                      ------
      Total distributions declared to shareholders                        $(1.09)                     $  --
                                                                          ------                      ------
Net asset value - end of period                                           $10.85                      $10.95
                                                                          ======                      ======
Total return(+)                                                           10.11%++                     9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                 1.66%+                      1.68%+
  Net investment income (loss)                                           (0.55)%+                      0.71%+
Portfolio turnover                                                           50%                        137%
Average commission rate                                                  $0.0254                     $0.0198
Net assets at end of period (000 omitted)                                $ 1,471                     $ 1,314

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) For the six months ended February 28, 1998, the investment adviser, subject to reimbursement by the Fund, voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average net assets. For the period ended August 31, 1997, the investment adviser voluntarily agreed to maintain the expenses of the
    Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser, distributor, and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment loss                                                   $(0.29)                     $(0.01)
    Ratios (to average net assets):
      Expenses##                                                           6.56%+                      3.31%+
      Net investment loss                                                (5.45)%+                    (0.92)%+

See notes to financial statements

-------------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                        FEBRUARY 28, 1998**
                                                                                (UNAUDITED)
-------------------------------------------------------------------------------------------------
                                                                                    CLASS B
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                               $  9.93
                                                                                     ------
Income from investment operations# -
  Net investment income loss(S)                                                     $ (0.03)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                              0.94
                                                                                    -------
    Total from investment operations                                                $  0.91
                                                                                    -------
Net asset value - end of period                                                     $ 10.84
                                                                                    =======
Total return 9.16%++ Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                            2.40%+
  Net investment loss                                                               (1.87)%+

Portfolio turnover                                                                      50%
Average commission rate                                                             $0.0254
Net assets at end of period (000 omitted)                                           $    91

 **For the period from the inception of Class B, January 2, 1998, through February 28, 1998.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average net assets.
   To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                             $ (0.10)
    Ratios (to average net assets):
      Expenses##                                                                      7.09%+
      Net investment loss                                                           (6.56)%+

See notes to financial statements

-------------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
                                                                       FEBRUARY 28, 1998***
                                                                                (UNAUDITED)
-------------------------------------------------------------------------------------------------
                                                                                    CLASS C
-------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                               $  9.93
                                                                                    -------
Income from investment operations# -
  Net investment loss(S)                                                            $ (0.02)
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                                       0.94
                                                                                    -------
    Total from investment operations                                                   0.92
                                                                                    -------
Net asset value - end of period                                                     $ 10.85
                                                                                    =======
Total return                                                                           9.27%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                            2.40%+
  Net investment loss                                                               (1.87)%+

Portfolio turnover                                                                      50%
Average commission rate                                                             $0.0254
Net assets at end of period (000 omitted)                                           $   120

***For the period from the inception of Class C, January 2, 1998, through
   February 28, 1998. +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.40% of average net assets.
   To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:

   Net investment loss                                                               $(0.08)
   Ratios (to average net assets):
      Expenses##                                                                      7.09%+
      Net investment loss                                                           (6.56)%+

See notes to financial statements

-------------------------------------------------------------------------------------------------------------
                                                                     SIX MONTHS
                                                                          ENDED           PERIOD ENDED
                                                                   FEBRUARY 28,             AUGUST 31,
                                                                           1998               1997****
                                                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 10.95                $ 10.00
                                                                        -------                -------
Income from investment operations# -
  Net investment income (loss)(S)                                       $ (0.02)               $  0.07
  Net realized and unrealized gain on investments and foreign
   currency transactions                                                   1.02                   0.88
                                                                        -------                -------
      Total from investment operations                                  $  1.00                $  0.95
                                                                        -------                -------
Less distributions declared to shareholders -
  From net investment income
                                                                        $ (0.05)               $    --
  In excess of net investment income                                       0.00+++                  --
  From net realized gain on investments and foreign currency
    transactions                                                          (1.03)                    --
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.01)                    --
                                                                        -------                -------
      Total distributions declared to shareholders                      $ (1.09)               $    --
                                                                        -------                -------
Net asset value - end of period                                         $ 10.86                $ 10.95
                                                                        =======                ======
Total return                                                              10.22%++                9.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                 1.54%+                 1.68%+
  Net investment income (loss)                                            (0.46)%+                 0.85%+
Portfolio turnover                                                           50%                   137%
Average commission rate                                                 $0.0254                $0.0198
Net assets at end of period (000 omitted)                               $ 1,394                $ 1,022

****For the period from the inception of Class I, January 2, 1997, through
    August 31, 1997. +Annualized.
  ++Not annualized.
 +++Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.
 (S)For the six months ended February 28, 1998, the investment adviser, subject to reimbursement by the Fund, voluntarily agreed to maintain expenses of the Fund, exclusive of management fees, at not more than 0.40% of average net assets. For the period ended August 31, 1997, the investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.75% of the Fund's average daily net assets. The investment adviser and shareholder servicing agent did not impose any of their fees for the period ended August 31, 1997. If these fees had not been waived by the Fund and/or if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment loss                                                 $ (0.27)                    --
    Ratios (to average net assets):

      Expenses##                                                           6.23%+                 2.81%+
      Net investment loss                                                 (5.15)%+               (0.28)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research International Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign-currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $51,523.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the Fund.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares for the six months ended February 28, 1998.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer. Fees incurred under the distribution plan during the six month period ended February 28, 1998, were 0.20% of average daily net assets attributable to Class A shares on an annualized basis. Prior to January 1, 1998, MFD voluntarily waived the distribution and service fee for Class A shares.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer. Fees incurred under the distribution plan during the period ended February 28, 1998, was 1.00% of average net assets attributable to Class B and Class C shares on an annualized basis.

Purchases of $1 million or more of Class A shares, and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (CDSC) of 1% will be imposed on such purchases in the event of certain shareholder redemption transactions within 12 months following such purchases. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $1,652,277 and $1,225,871, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $2,865,080
                                                                   ----------
Gross unrealized appreciation                                      $  409,950
Gross unrealized depreciation                                        (173,574)
                                                                   ----------
    Net unrealized appreciation                                    $  236,376
                                                                   ==========


(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                  SIX MONTHS ENDED FEBRUARY 28, 1998                PERIOD ENDED AUGUST 31, 1997*
                                  ----------------------------------                -----------------------------
                                            SHARES            AMOUNT                    SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                  3,913          $ 40,450                   145,874        $1,462,123
Shares issued to shareholders in
  reinvestment of distributions             12,095           114,272                       --               --
Shares reacquired                             (425)           (1,660)                  (25,934)         (255,253)
                                            ------          --------                   -------        ----------
    Net increase                            15,583          $153,062                   119,940        $1,206,870
                                            ======          ========                   =======        ==========

Class B Shares

                                     PERIOD ENDED FEBRUARY 28, 1998**
                                     --------------------------------
                                            SHARES            AMOUNT
                                     --------------------------------
Shares sold                                  8,780          $ 90,032
Shares reacquired                             (429)           (4,507)
                                             -----          --------
    Net increase                             8,351          $ 85,525
                                             =====          ========

Class C Shares

                                     PERIOD ENDED FEBRUARY 28, 1998**
                                            SHARES            AMOUNT
                                     --------------------------------
Shares sold                                 11,134          $113,567
Shares reacquired                              (97)           (1,001)
                                            ------          --------
    Net increase                            11,037          $112,566
                                            ======          ========

Class I Shares

                                  SIX MONTHS ENDED FEBRUARY 28, 1998             PERIOD ENDED AUGUST 31, 1997***
                                            SHARES            AMOUNT                    SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                 29,028          $312,966                   100,754        $1,010,565
Shares issued to shareholders in
  reinvestment of distributions             12,558           117,016                       --               --
Shares reacquired                           (6,582)          (67,680)                   (7,389)          (83,126)
                                            ------          --------                   -------        ----------
    Net increase                            35,004          $362,302                    93,365        $  927,439
                                            ======          ========                    ======        ==========

  *For the period from the commencement of the Fund's investment operations,
   January 2, 1997, through August 31, 1997.
 **For the period from the inception of Class B and Class C, January 2, 1998, through February 28, 1998.
***For the period from the inception of Class I, January 2, 1997, through August 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six month period ended February 28, 1998, was $2.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                                   NET
                            SETTLEMENT        CONTRACTS TO         IN EXCHANGE           CONTRACTS          UNREALIZED
                                  DATE             DELIVER                 FOR           AT VALUE*        DEPRECIATION
------------------------------------------------------------------------------------------------------------------------
Sales                          5/15/98         MYR 140,134              36,800              37,929            $(1,129)
                                                                                                              -------

MYR = Malaysian Ringgits

*At February 28, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At February 28, 1998, the Fund owned the following restricted securities (constituting 1.1% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service of brokers, or if not available, in good faith by or at the direction of the Trustees.

DESCRIPTION               DATE OF ACQUISITION   SHARE AMOUNT     COST    VALUE

--------------------------------------------------------------------------------
Jarvis Hotels PLC            1/7/97 - 4/25/97         10,900  $30,014  $29,591
Hong Leong Finance Ltd.               1/15/96          3,000   11,940    3,710
                                                                       -------
                                                                       $33,301
                                                                       =======

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH INTERNATIONAL FUND

TRUSTEES                                   SECRETARY
Richard B. Bailey* - Private Investor;     Stephen E. Cavan*
Former Chairman and Director (until
1991), MFS Investment Management           ASSISTANT SECRETARY
                                           James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                           CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of          State Street Bank and Trust Company
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery, Harvard    INVESTOR INFORMATION
Medical School                             For MFS stock and bond market
                                           outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE -       1-800-637-4458 anytime from a
Chief Executive Officer, Edmund Gibbons    touch-tone telephone.
Ltd.                                       For information on MFS mutual funds,
                                           call your financial adviser or, for
Abby M. O'Neill - Private Investor         an information kit, call toll free:
                                           1-800-637-2929 any business day from
Walter E. Robb, III - President and        9 a.m. to 5 p.m. Eastern time (or
Treasurer, Benchmark Advisors, Inc.        leave a message anytime).
(corporate financial consultants);
President, Benchmark Consulting Group,     INVESTOR SERVICE
Inc. (office services)                     MFS Service Center, Inc.
                                           P.O. Box 2281
Arnold D. Scott* - Senior Executive Vice   Boston, MA 02107-9906
President, Director, and Secretary, MFS
Investment Management                      For general information, call toll
                                           free: 1-800-225-2606 any business
Jeffrey L. Shames* - Chairman, Chief       day from 8 a.m. to 8 p.m. Eastern
Executive Officer, and Director, MFS       time.
Investment Management
                                           For service to speech- or Investment
J. Dale Sherratt - President, Insight      hearing-impaired, call toll free:
Resources, Inc. (acquisition planning      1-800-637-6576 any business day from
specialists)                               9 a.m. to 5 p.m. Eastern time. (To
                                           use this service, your phone must be
Ward Smith - Former Chairman (until        equipped with a Telecommunications
1994), NACCO Industries (holding           Device for the Deaf.)
company)
                                           For share prices, account balances,
INVESTMENT ADVISER                         and exchanges, call toll free:
Massachusetts Financial Services Company   1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                        anytime from a touch-tone telephone.
Boston, MA 02116-3741                      World Wide Web www.mfs.com

DISTRIBUTOR
MFS Fund Distributors, Inc.                [graphic omitted]
500 Boylston Street                        For the fourth year in a row, MFS
Boston, MA 02116-3741                      earned a #1 ranking in the DALBAR,
                                           Inc. Broker/Dealer Survey, Main
PORTFOLIO MANAGER                          Office Operations Service Quality
Kevin R. Parke*                            Category. The firm achieved a 3.42
                                           overall score on a scale of 1 to 4
TREASURER                                  in the 1997 survey. A total of 111
W. Thomas London*                          firms responded, offering input on
                                           the quality of service they received
ASSISTANT TREASURERS                       from 29 mutual fund companies
Mark E. Bradley*                           nationwide. The survey contained
Ellen Moynihan*                            questions about service quality in
James O. Yost*                             11 categories, including "knowledge
                                           of operations contact," "keeping you
                                           informed," and "ease of doing
                                           business" with the firm.
*Affiliated with the Investment Adviser

                                                               ----------------
MFS(R) RESEARCH INTERNATIONAL FUND                                 Bulk Rate
                                                                 U.S. Postage
                                                                     Paid
[Logo]                                                               MFS
INVESTMENT MANAGEMENT                                          ----------------
We invented the mutual fund(SM)

500 Boylston Street
Boston, MA 02116-3741

[Dalbar Logo]

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  MRI-3 4/98  6M 99/299/399/899